                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported) April 7, 1997

                           -------------------------

                         RATIONAL SOFTWARE CORPORATION
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            (Exact name of registrant as specified in its charter)



     Delaware                      0-12167                    54-1217099
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  (State or other               (Commission               (I.R.S. Employer
   jurisdiction                  File Number)              Identification No.)
  of incorporation)

2800 San Tomas Expressway, Santa Clara, California             94051-0951
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (408) 496-3600
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                               (Not Applicable)
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         (Former name or former address, if changed since last report)

Item 5. Other Events

     On April 7, 1997, Rational Software Corporation, a Delaware corporation ("Rational") and Pure Atria Corporation, a Delaware corporation ("Pure Atria") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Rational, Wings Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Rational, and Pure Atria. A copy of the press release issued by Rational regarding the Merger Agreement is filed herewith as Exhibit
99.1 and incorporated by reference herein. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. Further agreements, contemplated by the Merger Agreement, including the Voting Agreement dated April 7, 1997 by and among Rational and certain Pure Atria stockholders, the Voting Agreement dated April 7, 1997, by and among Pure Atria and certain Rational stockholders, the Stock Option Agreement dated April 7, 1997 by and between Pure Atria and Rational (granting Rational an option to purchase Pure Atria stock), the Stock Option Agreement dated April 7, 1997, by and between Pure Atria and Rational (granting Pure Atria an option to purchase Rational stock), the form of Affiliate Agreement dated April 7, 1997 by and among Rational, Pure Atria and certain Rational stockholders, and the form of Affiliate Agreement dated April 7, 1997 by and among Rational, Pure Atria and certain Pure Atria stockholders are filed herewith as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c)

 2.1 Agreement and Plan or Reorganization dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Wings Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and Pure Atria Corporation, a Delaware corporation.

99.1    Press Release dated April 7, 1997

99.2 Voting Agreement dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

99.3 Voting Agreement dated April 7, 1997 by and between Pure Atria Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.4 Stock Option Agreement dated April 7, 1997, by and between Pure Atria Corporation, a Delaware corporation, and Rational Software Corporation, a Delaware corporation (granting Rational an option to purchase Pure Atria Common Stock).

99.5 Stock Option Agreement dated April 7, 1997 by and between Pure Atria Corporation, a Delaware corporation, and Rational Software Corporation, a Delaware corporation (granting Pure Atria an option to purchase Rational Common Stock).

99.6 Form of Affiliate Agreement dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Pure Atria Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.7 Form of Affiliate Agreement dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Pure Atria Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RATIONAL SOFTWARE CORPORATION
                                       -----------------------------
                                                (Registrant)

April 11, 1997                         /s/ Timothy A. Brennan
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   (Date)                              Timothy A. Brennan,
                                       Vice President,
                                       Finance and Administration

                                 EXHIBIT INDEX

Exhibit
  No.                               Description
-------                             -----------
 2.1         Agreement and Plan or Reorganization dated April 7, 1997 by and among Rational Software Corporation, a Delaware corporation, Wings
             Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and Pure Atria
             Corporation, a Delaware corporation.

99.1         Press Release dated April 7, 1997

99.2         Voting Agreement dated April 7, 1997 by and among Rational Software
             Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.

99.3         Voting Agreement dated April 7, 1997 by and between Pure Atria
             Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.4         Stock Option Agreement dated April 7, 1997, by and between Pure
             Atria Corporation, a Delaware corporation, and Rational Software
             Corporation, a Delaware corporation (granting Rational an option to purchase Pure Atria Common Stock).

99.5         Stock Option Agreement dated April 7, 1997 by and between Pure
             Atria Corporation, a Delaware corporation, and Rational Software
             Corporation, a Delaware corporation (granting Pure Atria an option to purchase Rational Common Stock).

99.6         Form of Affiliate Agreement dated April 7, 1997 by and among
             Rational Software Corporation, a Delaware corporation, Pure Atria
             Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.7         Form of Affiliate Agreement dated April 7, 1997 by and among
             Rational Software Corporation, a Delaware corporation, Pure Atria
             Corporation, a Delaware corporation, and certain stockholders of Pure Atria Corporation, a Delaware corporation.
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